                                                                    EXHIBIT 10.8

                  AMERIPATH HOLDINGS, INC. AND ITS SUBSIDIARIES
              2003 STOCK OPTION AND RESTRICTED STOCK PURCHASE PLAN

          Section 1. PURPOSE. The purpose of the AmeriPath Holdings, Inc. and its Subsidiaries 2003 Stock Option and Restricted Stock Purchase Plan (the "PLAN") is to promote the interests of AmeriPath Holdings, Inc., a Delaware corporation (the "COMPANY"), and its Subsidiaries and the interests of the Company's stockholders by providing an opportunity to selected employees and other persons providing services for the Company or any Subsidiary thereof as of the date of the adoption of the Plan or at any time thereafter to purchase Common Stock of the Company. By encouraging such stock ownership, the Company seeks to attract, retain and motivate such employees and other persons and to encourage such employees and other persons to devote their best efforts to the business and financial success of the Company and its Subsidiaries. It is intended that this purpose will be effected by the granting of "non-qualified stock options" and/or "incentive stock options" to acquire the Common Stock of the Company and/or by the granting of rights to purchase the Common Stock of the Company on a "restricted stock" basis. Under the Plan, the Administrator (as hereinafter defined) shall have the authority (in its sole discretion) to grant "incentive stock options" within the meaning of Section 422(b) of the Code (as hereinafter defined), "non-qualified stock options" as described in Treasury Regulation Section 1.83-7 or any successor regulation thereto, or "restricted stock" awards.

          Section 2. DEFINITIONS. For purposes of the Plan, the following terms used herein shall have the following meanings, unless a different meaning is clearly required by the context:

          2.1. "ADMINISTRATOR" or "COMMITTEE" shall mean the committee or committees of the Board of Directors referred to in Section 5 hereof; PROVIDED, that if no such committee or committees are appointed by the Board of Directors, the Administrator and the Committee shall be the Board of Directors and the Board of Directors shall have all of the authority and obligations of the Administrator and Committee under the Plan.

          2.2. "AWARD" shall mean an award of the right to purchase Common Stock granted under the provisions of Section 7 of the Plan.

          2.3. "BOARD OF DIRECTORS" shall mean the Board of Directors of the Company.

          2.4 "CODE" shall mean the Internal Revenue Code of 1986, as amended.

          2.5. "COMMON STOCK" shall mean the Common Stock, $.01 par value, of the Company.

          2.6. "EMPLOYEE" shall mean (i) with respect to an ISO, any person, including, without limitation, an officer of the Company, who, at the time an ISO is granted to such person hereunder, is employed by the Company or any Parent or Subsidiary of the Company, and (ii) with respect to a Non-Qualified Option and/or an Award, any person employed by, or performing services for, the Company or any Parent or Subsidiary of the Company, including, without limitation, officers, directors and consultants.

          2.7. "ISO" shall mean an Option granted to a Participant pursuant to the Plan that constitutes and shall be treated as an "incentive stock option" as defined in Section 422(b) of the Code.

          2.8. "NON-QUALIFIED OPTION" shall mean an Option granted to a Participant pursuant to the Plan that is intended to be, and qualifies as, a "non-qualified stock option" as described in Treasury Regulation Section 1.83-7 or any successor regulation thereto and that shall not constitute or be treated as an ISO.

          2.9. "OPTION" shall mean any ISO or Non-Qualified Option granted to a Participant pursuant to the Plan.

          2.10. "PARTICIPANT" shall mean any Employee to whom an Award and/or an Option is granted under the Plan.

          2.11.   "PARENT" of the Company shall have the meaning set forth in
Section 424(e) of the Code.

          2.12. "SUBSIDIARY" of the Company shall have the meaning set forth in Section 424(f) of the Code.

          Section 3. ELIGIBILITY. Awards and/or Options may be granted to any Employee. The Administrator shall have the sole authority to select the persons to whom Awards and/or Options are to be granted hereunder, and to determine whether a person is to be granted a Non-Qualified Option, an ISO or an Award or any combination thereof. No person shall have any right to participate in the Plan. Any person selected by the Administrator for participation during any one period will not by virtue of such participation have the right to be selected as a Participant for any other period.

          Section 4. COMMON STOCK SUBJECT TO THE PLAN.

          4.1. NUMBER OF SHARES. The total number of shares of Common Stock for which Options and/or Awards may be granted under the Plan shall not exceed in the aggregate 7,668,736 shares of Common Stock (subject to adjustment as provided in Section 8 hereof). The Company, during the term of this Plan, will at all times reserve and keep available such number of shares of Common Stock as shall be sufficient to satisfy the requirements of the Plan.

          4.2. REISSUANCE. The shares of Common Stock that may be subject to Options and/or Awards granted under the Plan may be either authorized and unissued shares or shares reacquired at any time and now or hereafter held as treasury stock as the Administrator may determine. In the event that any outstanding Option expires or is terminated for any reason, the shares allocable to the unexercised portion of such Option may again be subject to an Option and/or Award granted under the Plan, subject, in the case of ISO's, to any limitation required by the Code. If any shares of Common Stock issued or sold pursuant to an Award or the exercise of an Option shall have been repurchased by the Company, then such shares may again be subject to an Option and/or Award granted under the Plan.

          4.3.    SPECIAL ISO LIMITATIONS.

          (a) The aggregate fair market value (determined as of the date an ISO is granted) of the shares of Common Stock with respect to which ISOs are exercisable for the first time by an Employee during any calendar year (under all incentive stock option plans of the Company or any Parent or Subsidiary of the Company) shall not exceed $100,000.

          (b) No ISO shall be granted to an Employee who, at the time the ISO is granted, owns (actually or constructively under the provisions of Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, unless (i) the option price is at least 110% of the fair market value (determined as of the time the ISO is granted) of the shares of Common Stock subject to the ISO and (ii) the ISO by its terms is not exercisable more than five years from the date it is granted.

          4.4. LIMITATIONS NOT APPLICABLE TO NON-QUALIFIED OPTIONS OR AWARDS. Notwithstanding any other provision of the Plan, the provisions of Sections 4.3(a) and (b) shall not apply, nor shall be construed to apply, to any Non-Qualified Option or Award granted under the Plan.

          Section 5. ADMINISTRATION OF THE PLAN.

          5.1. ADMINISTRATION. (a) Subject to the proviso in Section 2.1 hereof, the Plan may be administered by one or more committees of the Board of Directors each consisting of no less than two persons. To the extent that the Board of Directors determines it desirable to qualify transactions hereunder as exempt under Rule l6b-3 of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), each member of the Administrator administering the Plan as to such transactions shall be a "Non-Employee Director" within the meaning of Rule l6b-3 promulgated under the Exchange Act. To the extent that the Board of Directors determines it desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, each member of the Administrator administering the Plan as to such Options shall be an "outside director" within the meaning of Treasury regulation Section I, l62-27(e)(3). The Administrator shall be appointed from time to time by, and shall serve at the pleasure of, the Board of Directors.

          (b) No member of the Board of Directors or the Administrator shall be liable for any action, omission or determination relating to the Plan, and the Company shall indemnify (to the extent permitted under Delaware law and the bylaws of the Company) and hold harmless each member of the Board of Directors, the Administrator and each other employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Board of Directors or the Administrator) arising out of any action, omission or determination relating to the Plan, unless, in either case, such action, omission or determination was taken or made by such director or employee in bad faith and without reasonable belief that it was in the best interests of the Company.

          5.2.    GRANT OF OPTIONS/AWARDS.

          (a) OPTIONS. The Administrator shall have the sole authority and discretion under the Plan (i) to select the Employees who are to be granted Options hereunder; (ii) to designate whether any Option to be granted hereunder is to be an ISO or a Non-Qualified Option; (iii) to establish the number of shares of Common Stock that may be subject to each Option; (iv) to determine the time and the conditions subject to which Options may be exercised in whole or in part; (v) to determine the amount (not less than the par value per share) and the form of the consideration that may be used to purchase shares of Common Stock upon exercise of any Option (including, without limitation, the circumstances under which issued and outstanding shares of Common Stock owned by a Participant may be used by the Participant to exercise an Option); (vi) to impose restrictions and/or conditions with respect to shares of Common Stock acquired upon exercise of an Option; (vii) to determine the circumstances under which shares of Common Stock acquired upon exercise of any Option may be subject to repurchase by the Company; (viii) to determine the circumstances and conditions subject to which shares acquired upon exercise of an Option may be sold or otherwise transferred, including, without limitation, the circumstances and conditions subject to which a proposed sale of shares of Common Stock acquired upon exercise of an Option may be subject to the Company's right of first refusal (as well as the terms and conditions of any such right of first refusal); (ix) to establish a vesting provision for any Option relating to the time when (or the circumstances under which) the Option may be exercised by a Participant, including, without limitation, vesting provisions that may be contingent upon (A) the Company's meeting specified financial goals, (B) a change of control of the Company or (C) the occurrence of other specified events; (x) to accelerate the time when outstanding Options may be exercised, PROVIDED, HOWEVER, that any ISOs shall be deemed "accelerated" within the meaning of Section 424(h) of the Code; and (xi) to establish any other terms, restrictions and/or conditions applicable to any Option not inconsistent with the provisions of the Plan.

          (b) AWARDS. The Administrator shall have the sole authority and discretion under the Plan (i) to select the Employees who are to be granted Awards hereunder; (ii) to determine the amount to be paid by a Participant to acquire shares of Common Stock pursuant to an Award, which amount may be equal to, more than, or less than the fair market value of such shares on the date the Award is granted (but in no event less than the par value of such shares); (iii) to determine the time or times and the conditions subject to which Awards may be made; (iv) to determine the time or times and the conditions subject to which the shares of Common Stock subject to an Award are to become vested and no longer subject to repurchase by the Company; (v) to establish transfer restrictions and the terms and conditions on which any such transfer restrictions with respect to shares of Common Stock acquired pursuant to an Award shall lapse; (vi) to establish vesting provisions with respect to any shares of Common Stock subject to an Award, including, without limitation, vesting provisions which may be contingent upon (A) the Company's meeting specified financial goals, (B) a change of control of the Company or (C) the occurrence of other specified events; (vii) to determine the circumstances under which shares of Common Stock acquired pursuant to an Award may be subject to repurchase by the Company; (viii) to determine the circumstances and conditions subject to which any shares of Common Stock acquired pursuant to an Award may be sold or otherwise transferred, including, without limitation, the circumstances and conditions subject to which a proposed sale of shares of Common Stock acquired pursuant to an Award may be subject to the Company's right of first refusal (as well as the terms and conditions of any such right of first refusal); (ix) to determine the form of consideration that may be used to purchase shares of Common Stock pursuant to an Award (including, without limitation, the circumstances under which issued and outstanding shares of Common Stock owned by a Participant may be used by the Participant to purchase the Common Stock subject to an Award); (x) to accelerate the time at which any or all restrictions imposed with respect to any shares of Common Stock subject to an Award will lapse; and (xi) to establish any other terms, restrictions and/or conditions applicable to any Award not inconsistent with the provisions of the Plan.

          5.3. INTERPRETATION. The Administrator shall be authorized to interpret the Plan and may, from time to time, adopt such rules and regulations, not inconsistent with the provisions of the Plan, as it may deem advisable to carry out the purposes of the Plan.

          5.4. FINALITY. The interpretation and construction by the Administrator of any provision of the Plan, any Option and/or Award granted hereunder or any agreement evidencing any such Option and/or Award shall be final and conclusive upon all parties.

          5.5. EXPENSES. ETC. All expenses and liabilities incurred by the Administrator in the administration of the Plan shall be borne by the Company. The Administrator may employ attorneys, consultants, accountants or other persons in connection with the administration of the Plan. The Company, and its officers and directors, shall be entitled to rely upon the advice, opinions or valuations of any such persons. No member of the Administrator shall be liable for any action, determination or interpretation taken or made in good faith with respect to the Plan or any Option and/or Award granted hereunder.

          Section 6. TERMS AND CONDITIONS OF OPTIONS.

          6.1. ISOs. The terms and conditions of each ISO granted under the Plan shall be specified by the Administrator and shall be set forth in an ISO agreement between the Company and the Participant in such form as the Administrator shall approve. The terms and conditions of each ISO shall be such that each ISO issued hereunder shall constitute and shall be treated as an "incentive stock option" as defined in Section 422(b) of the Code. The terms and conditions of any ISO granted hereunder need not be identical to those of any other ISO granted hereunder.

          The terms and conditions of each ISO shall include the following:

          (a) The option price shall be fixed by the Administrator but shall in no event be less than 100% (or 110% in the case of an Employee referred to in Section 4.3(b) hereof) of the fair market value of the shares of Common Stock subject to the ISO on the date the ISO is granted. For purposes of the Plan, the fair market value per share of Common Stock as of any day shall mean the average of the closing prices of sales of shares of Common Stock on all national securities exchanges on which the Common Stock may at the time be listed or, if there shall have been no sales on any such day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day the Common Stock shall not be so listed, the average of the representative bid and asked prices quoted in the NASDAQ system as of 3:30 p.m., New York time, on such day, or, if on any day the Common Stock shall not be quoted in the NASDAQ system, the average of the high and low bid and asked prices on such day in the over-the-counter market as reported by National Quotation Bureau Incorporated, or any similar successor organization. If at any time the Common Stock is not listed on any national securities exchange or quoted in the NASDAQ system or the over-the-counter market, the fair market value of the shares of Common Stock subject to an Option on the date the ISO is granted shall be the fair market value thereof determined in good faith by the Board of Directors.

          (b) ISOs, by their terms, shall not be transferable otherwise than by will or the laws of descent and distribution, and, during a Participant's lifetime, an ISO shall be exercisable only by the Participant.

          (c) The Administrator shall fix the term of all ISOs granted pursuant to the Plan (including, without limitation, the date on which such ISO shall expire and terminate); PROVIDED, HOWEVER, that such term shall in no event exceed ten (10) years from the date on which such ISO is granted (or, in the case of an ISO granted to an Employee referred to in Section 4.3(b) hereof, such term shall in no event exceed five (5) years from the date on which such ISO is granted). Each ISO shall be exercisable in such amount or amounts, under such conditions and at such times or intervals or in such installments as shall be determined by the Administrator in its sole discretion.

          (d) To the extent that the Company or any Parent or Subsidiary of the Company is required to withhold any Federal, state or local taxes in respect of any compensation income realized by any Participant as a result of any "disqualifying disposition" of any shares of Common Stock acquired upon exercise of an ISO granted hereunder, the Company shall deduct from any payments of any kind otherwise due to such Participant the aggregate amount of such Federal, state or local taxes required to be so withheld or, if such payments are insufficient to satisfy such Federal, state or local taxes, such Participant will be required to pay to the Company, or make other arrangements satisfactory to the Company regarding payment to the Company of, the aggregate amount of any such taxes. All matters with respect to the total amount of taxes to be withheld in respect of any such compensation income shall be determined by the Board of Directors, in its sole discretion.

          (e) The terms and conditions of each ISO may include the following provisions:

          (i) In the event a Participant's employment by the Company or any Parent or Subsidiary of the Company shall be terminated for cause, the unexercised portion of any ISO held by such Participant at that time may only be exercised within one month after the date on which the Participant ceased to be so employed, and only to the extent that the Participant could have otherwise exercised such ISO as of the date on which he ceased to be so employed.

          (ii) In the event a Participant's employment by the Company or any Parent or Subsidiary of the Company shall terminate for any reason other than
(x) a termination specified in clause (i) above or (y) by reason of the Participant's death or "disability" (within the meaning of Section 22(e)(3) of the Code), the unexercised portion of any ISO held by such Participant at that time may only be exercised within three months after the date on which the Participant ceased to be so employed, and only to the extent that the Participant could have otherwise exercised such ISO as of the date on which he ceased to be so employed.

          (iii) In the event a Participant shall cease to be employed by the Company or any Parent or Subsidiary of the Company on a full-time basis by reason of his "disability" (within the meaning of Section 22(e)(3) of the Code), the unexercised portion of any ISO held by such Participant at that time may only be exercised within one year after the date on which the Participant ceased to be so employed, and only to the extent that the Participant could have otherwise exercised such ISO as of the date on which he ceased to be so employed.

          (iv) In the event a Participant shall die while in the employ of the Company or a Parent or Subsidiary of the Company (or within a period of one year after ceasing to be an Employee by reason of his "disability" (within the meaning of Section 22(e)(3) of the Code)), the unexercised portion of any ISO held by such Participant at the time of his death may only be exercised within one year after the date of such Participant's death and only to the extent that the Participant could have otherwise exercised such ISO at the time of his death. In such event, the executor or administrator of the Participant's estate, or any person or persons who shall have acquired the ISO directly from the Participant by bequest or inheritance, may exercise such ISO.

          6.2. NON-QUALIFIED OPTIONS. The terms and conditions of each Non-Qualified Option granted under the Plan shall be specified by the Administrator, in its sole discretion, and shall be set forth in a written option agreement between the Company and the Participant in such form as the Administrator shall approve. The terms and conditions of each Non-Qualified Option will be such (and each Non-Qualified Option agreement shall expressly so state) that each Non-Qualified Option issued hereunder shall not constitute nor be treated as an "incentive stock option" as defined in Section 422(b) of the Code, but will be a "non-qualified stock option" for Federal, state and local income tax purposes. The terms and conditions of any Non-Qualified Option granted hereunder need not be identical to those of any other Non-Qualified Option granted hereunder.

          The terms and conditions of each Non-Qualified Option Agreement shall include the following:

          (a) The option (exercise) price shall be fixed by the Administrator and may be equal to, more than or less than the fair market value of the shares of Common Stock subject to the Non-Qualified Option on the date such Non-Qualified Option is granted as determined in good faith by the Administrator.

          (b) The Administrator shall fix the term of all Non-Qualified Options granted pursuant to the Plan (including, without limitation, the date on which such Non-Qualified Option shall expire and terminate). Each Non-Qualified Option shall be exercisable in such amount or amounts, under such conditions (including, without limitation, provisions governing the rights to exercise such Non-Qualified Option), and at such times or intervals or in such installments as shall be determined by the Administrator in its sole discretion.

          (c) Non-Qualified Options shall not be transferable otherwise than by will or the laws of descent and distribution, and during a Participant's lifetime a Non-Qualified Option shall be exercisable only by the Participant.

          (d) The terms and conditions of each Non-Qualified Option may include the following provisions:

          (i) In the event a Participant's employment by the Company or any Parent or Subsidiary of the Company shall be terminated for cause, the unexercised portion of any Non-Qualified Option held by such Participant at that time may only be exercised within one month after the date on which the Participant ceased to be an Employee, and only to the extent that the Participant could have otherwise exercised such Non-Qualified Option as of the date on which he ceased to be an Employee.

          (ii) In the event a Participant's employment by the Company or any Parent or Subsidiary of the Company shall be terminated by the Participant for any reason other than (x) a termination specified in clause (iii) below or (y) by reason of the Participant's death or "disability" (within the meaning of Section 22(e)(3) of the Code), the unexercised portion of any Non-Qualified Option held by such Participant at that time may only be exercised within three months after the date on which the Participant ceased to be an Employee, and only to the extent that the Participant could have otherwise exercised such Non-Qualified Option as of the date on which he ceased to be an Employee.

          (iii) In the event that a Participant's employment by the Company or any Parent or Subsidiary of the Company shall be terminated (x) by the Company or any Parent or Subsidiary thereof other than as specified in clause (i) above and other than by reason of the Participant's death or "disability" (within the meaning of Section 22(e)(3) of the Code) or (y) by the Participant for reasons specified in the Non-Qualified Option as constituting "Good Reason", the unexercised portion of any Non-Qualified Option held by such Participant at that time may only be exercised within six months after the date on which the Participant ceased to be an Employee, and only to the extent that the Participant could have otherwise exercised such Non-Qualified Option as of the date on which he ceased to be an Employee.

          (iv) In the event a Participant shall cease to be an Employee of the Company or any Parent or Subsidiary of the Company by reason of his "disability" (within the meaning of Section 22(e)(3) of the Code), the unexercised portion of any Non-Qualified Option held by such Participant at that time may only be exercised within one year after the date on which the Participant ceased to be an Employee, and only to the extent that the Participant could have otherwise exercised such Non-Qualified Option as of the date on which he ceased to be an Employee.

          (v) In the event a Participant shall die while an Employee of the Company or a Parent or Subsidiary of the Company (or within a period of one year after ceasing to be an Employee by reason of his "disability" (within the meaning of Section 22(e)(3) of the Code)), the unexercised portion of any Non-Qualified Option held by such Participant at the time of his death may only be exercised within one year after the date of such Participant's death, and only to the extent that the Participant could have otherwise exercised such Non-Qualified Option at the time of his death. In such event, such Non-Qualified Option may be exercised by the executor or administrator of the Participant's estate or by any person or persons who shall have acquired the Non-Qualified Option directly from the Participant by bequest or inheritance.

          (e) To the extent that the Company is required to withhold any Federal, state or local taxes in respect of any compensation income realized by any Participant in respect of a Non-Qualified Option granted hereunder or in respect of any shares of Common Stock acquired upon exercise of a Non-Qualified Option, the Company shall deduct from any payments of any kind otherwise due to such Participant the aggregate amount of such Federal, state or local taxes required to be so withheld or, if such payments are insufficient to satisfy such Federal, state or local taxes, or if no such payments are due or to become due to such Participant, then, such Participant will be required to pay to the Company, or make other arrangements satisfactory to the Company regarding payment to the Company of, the aggregate amount of any such taxes. All matters with respect to the total amount of taxes to be withheld in respect of any such compensation income shall be determined by the Administrator, in its sole discretion.

          Section 7. TERMS AND CONDITIONS OF AWARDS. The terms and conditions of each Award granted under the Plan shall be specified by the Administrator, in its sole discretion, and shall be set forth in a written agreement between the Participant and the Company, in such form as the Administrator shall approve. The terms and provisions of any Award granted hereunder need not be identical to those of any other Award granted hereunder.

          The terms and conditions of each Award may include the following:

          (a) The amount to be paid by a Participant to acquire the shares of Common Stock pursuant to an Award shall be fixed by the Administrator and may be equal to, more than or less than the fair market value of the shares of Common Stock subject to the Award on the date the Award is granted (but in no event less than the par value of such shares).

          (b) Each Award shall contain such vesting provisions, such transfer restrictions and such other restrictions and conditions as the Administrator, in its sole discretion, may determine, including, without limitation, the circumstances under which the Company shall have the right and option to repurchase shares of Common Stock acquired pursuant to an Award.

          (c) Stock certificates representing Common Stock acquired pursuant to an Award shall bear a legend referring to any restrictions imposed on such Stock and such other matters as the Administrator may determine.

          (d) To the extent that the Company is required to withhold any Federal, state or local taxes in respect of any compensation income realized by the Participant in respect of an Award granted hereunder, in respect of any shares acquired pursuant to an Award, or in respect of the vesting of any such shares of Common Stock, then the Company shall deduct from any payments of any kind otherwise due to such Participant the aggregate amount of such Federal, state or local taxes required to be so withheld, or if such payments are insufficient to satisfy such Federal, state or local taxes, or if no such payments are due or to become due to such Participant, then such Participant will be required to pay to the Company, or make other arrangements satisfactory to the Company regarding payment to the Company of, the aggregate amount of any such taxes. All matters with respect to the total amount of taxes to be withheld in respect of any such compensation income shall be determined by the Administrator, in its sole discretion.

          Section 8. ADJUSTMENTS.

          (a) In the event that, after the adoption of the Plan by the Board of Directors, the outstanding shares of the Company's Common Stock shall be increased or decreased or changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another entity in each such case through reorganization, merger or consolidation, recapitalization, reclassification, stock split, split-up, combination or exchange of shares or declaration of any dividends payable in Common Stock, the Administrator shall, subject to the provisions of Section 8(c) below if the circumstances therein specified are applicable, appropriately adjust (i) the number of shares of Common Stock (and the option price per share) subject to the unexercised portion of any outstanding Option (to the nearest possible full share); PROVIDED, HOWEVER, that the limitations of Section 424 of the Code shall apply with respect to adjustments made to ISOs, (ii) the number of shares of Common Stock to be acquired pursuant to an Award which have not become vested, and (iii) the number of shares of Common Stock for which Options and/or Awards may be granted under the Plan, as set forth in Section 4.1 hereof, and such adjustments shall be effective and binding for all purposes of the Plan.

          (b) If any capital reorganization or reclassification of the capital stock of the Company or any consolidation or merger of the Company with another entity, or the sale of all or substantially all its assets to another entity, shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, subject to the provisions of Section 8(c) below if the circumstances therein specified are applicable, each holder of an Option shall thereafter have the right to purchase, upon the exercise of the Option in accordance with the terms and conditions specified in the option agreement governing such Option and in lieu of the shares of Common Stock immediately theretofore receivable upon the exercise of such Option, such shares of stock, securities or assets (including, without limitation, cash) as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore so receivable had such reorganization, reclassification, consolidation, merger or sale not taken place.

          (c)     Notwithstanding Sections 8(a) and 8(b) hereof, in the event of
(i) any offer to holders of the Company's Common Stock generally relating to the acquisition of all or substantially all of their shares, including, without limitation, through purchase, merger or otherwise, or (ii) any proposed transaction generally relating to the acquisition of substantially all of the assets or business of the Company (herein sometimes referred to as an "Acquisition"), the Board of Directors may, in its sole discretion, cancel any outstanding Options (PROVIDED, HOWEVER, that the limitations of Section 424 of the Code shall apply with respect to adjustments made to ISOs) and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or securities having a value (as determined by the Board of Directors acting in good faith) equal to the product of (A) the number of shares of Common Stock (the "OPTION SHARES") that, as of the date of the consummation of such Acquisition, the holder of such Option had become entitled to purchase (and had not purchased) multiplied by (B) the amount, if any, by which (1) the formula or fixed price per share paid to holders of shares of Common Stock pursuant to such Acquisition exceeds (2) the option price applicable to such Option Shares.

          Section 9. EFFECT OF THE PLAN ON EMPLOYMENT RELATION SHIP. Neither the Plan nor any Option and/or Award granted hereunder to a Participant shall be construed as conferring upon such Participant any right to continue in the employ of (or otherwise provide services to) the Company or any Subsidiary or Parent thereof, or limit in any respect the right of the Company or any Subsidiary or Parent thereof to terminate such Participant's employment or other relationship with the Company or any Subsidiary or Parent, as the case may be, at any time.

          Section 10. AMENDMENT OF THE PLAN. The Board of Directors may amend the Plan from time to time as it deems desirable; PROVIDED, HOWEVER, that, without the approval of the holders of a majority of the outstanding voting capital stock of the Company entitled to vote thereon or consent thereto, the Board of Directors may not amend the Plan (i) to increase (except for increases due to adjustments in accordance with Section 8 hereof) the aggregate number OF shares of Common Stock for which Options and/or Awards maybe granted hereunder,
(ii) to decrease the minimum exercise price specified by the Plan in respect of ISOs or (iii) to change the class of Employees eligible to receive ISOs under the Plan.

          Section 11. TERMINATION OF THE PLAN. The Board of Directors may terminate the Plan at any time. Unless the Plan shall theretofore have been terminated by the Board of Directors, the Plan shall terminate ten years after the date of its initial adoption by the Board of Directors. No Option and/or Award may be granted hereunder after termination of the Plan. The termination or amendment of the Plan shall not alter or impair any rights or obligations under any Option and/or Award theretofore granted under the Plan.

          Section 12. EFFECTIVE DATE OF THE PLAN. The Plan shall be effective as of March 27, 2003, the date on which the Plan was adopted by the Board of Directors and approved by the requisite holders of outstanding Common Stock of the Company.

          Section 13. GOVERNING LAW. The provisions of the Plan shall be governed by and interpreted in accordance with the laws of the State of New York.

                               *    *    *    *